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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 4, 2004

                         FIRST FEDERAL BANCSHARES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      0-30753                 37-1397683
         --------                    -----------               ----------
(State or other Jurisdiction of    (Commission               (IRS Employer
 Incorporation or Organization)     File Number)             Identification No.)

                109 East Depot Street, Colchester, Illinois 62326
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (309) 776-3225
                        -------------------------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)




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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

         Exhibit 99.1 Press Release dated June 4, 2004.

ITEM 9.   REGULATION FD DISCLOSURE.
          -------------------------

         On June 4, 2004, First Federal Bancshares, Inc. issued a press release which announced that the 2004 annual meeting of stockholders will be held on August 3, 2004.

         A press release announcing the annual meeting is attached as Exhibit 99.1.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FIRST FEDERAL BANCSHARES, INC.




Date: June 4, 2004                     By:  /s/ Cathy D. Pendell
                                            -----------------------------------
                                             Cathy D. Pendell
                                             Senior Vice President and Treasurer




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EXHIBIT 99.1               PRESS RELEASE